EXHIBIT 32.1


CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in connection with the filing of the Quarterly Report on Form 10-Q for the Quarter Ended September 30, 2007 (the "Report") by Talon International, Inc. ("Registrant"), each of the undersigned hereby certifies that:

1. to the best of our knowledge, the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. to the best of our knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Registrant.



Dated:  November 19, 2007                 /S/ STEPHEN P. FORTE
                                          -----------------------------------
                                          Stephen P. Forte
                                          Chief Executive Officer


Dated:  November 19, 2007                 /S/ LONNIE D. SCHNELL
                                          -----------------------------------
                                          Lonnie D. Schnell
                                          Chief Financial Officer